Registration No. 33-12
File No. 811-4401
Rule 497(e)

NORTH TRACK FUNDS, INC.

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Supplement Dated October 26, 2005
To
Prospectus Dated March 1, 2005

New Name for the North Track PSE Tech 100 Index Fund

On October 26, 2005, the name of the North Track PSE Tech 100 Index Fund changed to the North Track ArcaEx Tech 100 Index Fund. The name change of the Fund reflects the change in the name of the Index that the Fund replicates, from the Pacific Exchange Technology Stock Index to the ArcaEx Tech 100 Index, which is the result of Archipelago Holdings, Inc. acquiring PCX Holdings, Inc. and its subsidiaries, the Pacific Exchange, Inc. and PCX Equities, Inc. The Board of Directors of North Track has approved the name change of the Fund, and the ArcaEx Tech 100 Index thus replaces the Pacific Exchange Technology Stock Index as the Index upon which the ArcaEx Tech 100 Index Fund will be based. This change in the name of the Index and the Fund will not change the investment objective, strategy or risks of the Fund; it is a change in name only.